UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

555 Mission Street, Suite 1700, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Annual Report

June 30, 2012

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2012 (unaudited)

During the fiscal year July 2011 to June 2012 (the “Period”), global equity markets went through a rollercoaster ride amid an on-going European debt crisis and a slower than expected economic recovery and policy response from the U.S. and China. The downgrade of the U.S. sovereign debt rating to AA+ by Standard & Poor’s on August 8, 2011 crushed market confidence, which was standing on fragile ground amidst the prolonged European debt crisis. While global equity markets have been hit hard, the negative impact on Korean equities was worse due to emerging market currencies being sold-off in September 2011 as foreign investors withdrew money from emerging markets. Nonetheless, the Korean equity market started to rebound in the fourth quarter of 2011 on the back of the improving U.S. macro data, some progress in European Union (EU) policies, and signs of potential policy easing from China. In addition, undemanding valuation and the depreciation in the Korean Won after a sharp sell-off in August attracted foreign investors back to the Korean equity market. The market continued to ascend into the first quarter of 2012, led mostly by leading Korean exporters as they continued gaining global market share, helped by improved product quality, and competitive pricing on the back of the cheaper KRW. Then, another market sell-off came in May 2012 as risk of Greece’s exit from the Euro emerged and the risk of contagion into Spanish banks and Italian sovereign debt increased in May.

Consequently, the KOSPI declined 11.74% in KRW terms and 17.73% in USD terms during the Period, flipping the previous fiscal year’s 41.57% rally in USD terms. The MSCI Korea Index, the Fund’s new benchmark from 2012, declined 8.23% during the Period in KRW terms and 14.46% in USD terms. The weaker performance in USD represents KRW depreciation from 1,068 to 1,145, including the 52-week low point of 1,180 during the May 2012 sell off.

Fund’s Performance

For the Period, the Korea Fund’s total return on an NAV basis was -15.25% (net of fees). The Fund’s NAV outperformed the KOSPI by 62 basis points in USD terms for the six months ended December 31, 2011 and it underperformed the MSCI benchmark by 85 basis points in USD terms for the six months ended June 30, 2012.

Performance Attribution Review

Consumer staples and information technology were the best performing sectors while industrials and financials underperformed the Index. During the Period, stock picks in consumer discretionary and consumer staples sectors contributed to the Fund’s performance while an underweight in the IT sector detracted from the Fund’s performance. While the IT sector performed strongly, the Fund is subject to a fundamental investment restriction that limits concentration to a particular industry to 25% and which resulted in underperformance compared with the Fund’s benchmark during the Period.

06.30.12	The Korea Fund, Inc. Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2012 (unaudited) (continued)

Macro-economic review

For the Period, the European debt crisis has been the center of attention, causing equity market volatilities and real economy slowdowns around the world. In the recent EU Summit, European policymakers took an important step towards breaking the negative feedback loop between banks and sovereigns by agreeing to move towards European bank supervision and eventually allow the European Stability Mechanism (“ESM”) to inject capital into banks directly. However, even though the journey is progressing, many risks remain and are expected to dominate market sentiment going forward.

In Korea, exports remain the backbone of economic growth, although exports slowed down towards the second quarter of 2012 along with the global economic slowdown. In the third quarter of 2011, exports were strong, growing 21.5% year-on-year, and continued with a 9.1% increase in the fourth quarter 2011. However, weakening external demand, especially from Europe and a sluggish China, took a toll on Korea’s export growth. While Korea’s exports in automobiles and machinery remained relatively resilient, exports in vessels, LCDs, and semiconductors quickly declined due to weak external demand and the industry cycle. Automobile exports were also boosted by free trade agreements between Korea-Europe and Korea-U.S.

Korea’s inflation has been on a downward trend since July 2011. Consumer Price Index inflation was still at 4.3% in the third quarter of 2011, driven by high food prices, housing rents and transport prices. However, it eased to 4.0% in the fourth quarter of 2011, 3.0% in the first quarter of 2012 and only 2.4% during the second quarter of 2012, due to stable food prices and the lowering of international commodity prices, particularly oil. Given that inflation is on a downward trend, we might see a rate cut from Bank of Korea, which kept its policy rate unchanged at 3.25% for past 12 months.

As per geopolitical issues, the sudden death of North Korean leader Kim Jung Il in December 2011 triggered a one-day equity market correction followed by a quick and sharp rebound the next day. Kim Jung Eun, the son of Kim Jung Il, was declared the new leader of North Korea. While uncertainties still remain around Kim Jung Eun’s leadership direction and style, geopolitical risk is not new to Korea and the status quo is likely to remain as long as North Korean leadership remains within the Kim family.

Market Outlook

We expect the equity market will continue to remain sensitive towards macro headlines. While we may not see many positive catalysts in the near term, especially ahead of possibly a disappointing earnings season, we believe headline news has been disappointing to the point where the scope for more downside appears limited. In addition, after the sharp correction in May, equity market valuations look attractive. The MSCI Korea’s forward price/earning ratio (“PE”) has dropped to 8.1x, which is below its long-term average of 9x. Cheap valuation, together with potential policy support and limited downside from the global economy, may trigger a

2	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2012 (unaudited) (continued)

rebound in the Korean equity market during the second half of 2012, similar to what occurred during the second half of 2011. During that period, sentiment and valuation declined in August 2011 following S&P’s U.S. credit rating downgrade; however, the market started to come back in October to coincide with earnings upgrades, global Purchasing Managers Index (“PMI”) turnaround, and policy responses in Europe with the fiscal compact and subsequent European Central Bank long-term refinancing operation. It is possible that similar catalysts may work during the second half of 2012. As such, we will look for opportunities in companies whose earnings are resilient with better visibility. As for exporters, we believe the leading exporters will continue to outperform their competitors. In 2011, 70% of Korea’s exports went to emerging markets where growth is outpacing that of developed markets. Monthly data indicate that May and June 2012 exports to countries of the Association of Southeast Asian Nations (“ASEAN”) increased 6.9% and 13.9%, respectively, while exports to the EU and U.S. remained negative with no change in exports to China for June. Additionally, the Korean Won has remained weak against the Japanese Yen since the global financial crisis four years ago. With the FX windfall gain, Korean exporters had room to improve marketing and R&D while competitors might have been struggling to optimize cost to survive competition. We believe such focus on marketing and R&D will have a lasting impact on the competitiveness of Korean exporters’ continued penetration into global markets.

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semi-annual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

06.30.12	The Korea Fund, Inc. Annual Report	3

The Korea Fund, Inc. Performance & Statistics

June 30, 2012 (unaudited)

Total Return(1)	1 Year	5 Year	10 Year
Market Price	-15.59%	-1.99%	11.46%
Net Asset Value (“NAV”)(2)	-15.25%	-2.61%	9.45%
KOSPI(3)	-17.73%	-3.02%	10.01%
MSCI Korea (Total Return)(4)	-14.46%	-0.44%	11.60%
MSCI Korea (Price Return)(4)	-15.24%	-1.52%	10.13%

Premium (Discount) to NAV:

June 30, 2002 to June 30, 2012

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$36.56
NAV	$40.51
Discount to NAV	-9.75%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	22.0%
Kia Motors Corp.
Manufacturer of automobiles	4.8%
Hyundai Motor Co.
Manufacturer of automobiles	4.8%
Hyundai Mobis
Manufacturer of automobile components	3.7%
POSCO
Manufacturer of steel	3.2%
LG Chemical Ltd.
Manufacturer of petrochemical goods and electronics materials	2.9%
Korea Zinc Co., Ltd.
Manufacturer and refiner of non-ferrous metals	2.8%
Samsung C&T Corp.
Construction and trading businesses	2.6%
Hotel Shilla Co., Ltd.
Operates hotels and duty free shops	2.6%
LG Household & Health Care Ltd.
Manufacturer of consumer goods	2.5%

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.
Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	See Note 8 in the Notes to Financial Statements.
(3)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.
(4)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

4	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Schedule of Investments

June 30, 2012

Shares		Value
COMMON STOCK–97.4%
	Auto Components–8.8%
182,070	Hankook Tire Co., Ltd.	$ 7,260,825
59,223	Hyundai Mobis	14,355,415
367,820	Nexen Tire Corp. (d)	6,547,247
340,692	Pyeong Hwa Automotive Co., Ltd.	5,795,808

		33,959,295

	Automobiles–9.6%
90,419	Hyundai Motor Co.	18,562,500
283,112	Kia Motors Corp.	18,659,822

		37,222,322

	Chemicals–6.2%
22,676	Honam Petrochemical Corp.	4,766,176
44,169	LG Chemical Ltd.	11,434,267
205,531	SKC Co., Ltd. (d)	8,000,933

		24,201,376

	Commercial Banks–7.0%
334,414	DGB Financial Group, Inc.	4,089,219
194,900	Hana Financial Group, Inc.	6,230,596
229,440	KB Financial Group, Inc.	7,495,089
264,262	Shinhan Financial Group Co., Ltd.	9,264,381

		27,079,285

	Construction & Engineering–5.1%
420,620	Hyundai Development Co.	8,997,125
110,273	Hyundai Engineering & Construction Co., Ltd.	6,341,115
27,129	Samsung Engineering Co., Ltd.	4,304,519

		19,642,759

	Consumer Finance–0.6%
81,988	Samsung Card Co. Ltd.	2,301,122

	Electronic Equipment, Instruments & Components–1.3%
272,115	LG Display Co., Ltd. (b)	5,137,371

	Food Products–0.8%
2,292	Lotte Confectionery Co., Ltd.	3,133,315

	Hotels, Restaurants & Leisure–2.6%
207,952	Hotel Shilla Co., Ltd.	10,177,896

	Household Durables–1.7%
120,585	LG Electronics, Inc. (d)	6,497,426

	Household Products–2.5%
17,833	LG Household & Health Care Ltd. (d)	9,621,229

	Industrial Conglomerates–1.3%
104,026	LG Corp.	5,052,817

	Insurance–2.9%
21,155	Samsung Fire & Marine Insurance Co., Ltd.	4,198,015
88,339	Samsung Life Insurance Co., Ltd.	7,218,818

		11,416,833

	Internet & Catalog Retail–1.6%
63,953	Hyundai Home Shopping Network Corp.	6,258,638

06.30.12	The Korea Fund, Inc. Annual Report	5

The Korea Fund, Inc. Schedule of Investments

June 30, 2012 (continued)

Shares		Value
	Machinery–2.7%
32,384	Hyundai Heavy Industries Co., Ltd.	$ 7,389,332
94,050	Samsung Heavy Industries Co., Ltd.	3,114,556

		10,503,888

	Metals & Mining–7.1%
54,444	Hyundai Steel Co.	4,053,058
32,277	Korea Zinc Co., Ltd.	10,980,072
38,852	POSCO	12,438,545

		27,471,675

	Multiline Retail–1.2%
329,065	Hyundai Greenfood Co., Ltd.	4,790,971

	Oil, Gas & Consumable Fuels–0.9%
73,165	GS Holdings	3,375,641

	Pharmaceuticals–1.0%
52,233	Dong-A Pharmaceutical Co., Ltd. (d)	3,847,859

	Semiconductors & Semiconductor Equipment–23.9%
347,321	SK Hynix, Inc. (b)	7,334,045
80,541	Samsung Electronics Co., Ltd.	85,291,841

		92,625,886

	Software–1.8%
28,511	NCSoft Corp.	6,839,785

	Textiles, Apparel & Luxury Goods–1.8%
100,273	Fila Korea Ltd.	6,847,738

	Tobacco–1.5%
83,682	KT&G Corp.	5,932,665

	Trading Companies & Distributors–3.5%
173,270	Hyundai Corp.	3,279,111
176,322	Samsung C&T Corp.	10,183,677

		13,462,788

	Total Common Stock (cost–$269,892,481)	377,400,580

6	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Schedule of Investments

June 30, 2012 (continued)

Shares		Value
SHORT-TERM INVESTMENTS–4.5%
	Collateral Invested for Securities on Loan (c)–4.3%
16,727,600	BNY Institutional Cash Reserves Fund, 0.146% (cost–$16,727,600)	$ 16,727,600

Principal Amount (000s)
	Time Deposits–0.2%
	Brown Brothers Harriman & Co.–Grand Cayman,
HKD 31	0.005%, 7/2/12	3,972
¥197	0.01%, 7/2/12	2,469
$669	Citibank–London, 0.03%, 7/2/12	668,563
	JPMorgan Chase–London,
€46	0.04%, 7/2/12	58,478
£13	0.07%, 7/2/12	19,676

	Total Time Deposits (cost–$759,514)	753,158

	Total Short-Term Investments (cost–$17,487,114)	17,480,758

	Total Investments (cost–$287,379,595) (a)–101.9%	394,881,338
	Liabilities in excess of other assets–(1.9)%	(7,252,324)

	Net Assets–100.0%	$387,629,014

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $371,467,915, representing 95.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Non-income producing.
(c)	Purchased with cash collateral received from securities on loan.
(d)	A portion of securities on loan with an aggregate market value of $15,918,220; cash collateral of $16,727,600 was received with which the Fund invested in the BNY Institutional Cash Reserves Fund.

Glossary:

£–British	Pound
€–Euro
HKD–Hong	Kong Dollar
¥–Japanese	Yen

See accompanying Notes to Financial Statements	06.30.12	The Korea Fund, Inc. Annual Report	7

The Korea Fund, Inc. Statement of Assets and Liabilities

June 30, 2012

Assets:

Investments, at value, including securities on loan of $15,918,220 (cost–$287,379,595)	$394,881,338

Foreign currency, at value (cost–$9,732,997)	9,868,780

Dividends receivable (net of foreign withholding taxes)	142,796

Securities lending income receivable, including income from invested cash collateral (net of rebates)	20,327

Prepaid expenses	173,452

Total Assets	405,086,693

Liabilities:

Payable for collateral for securities on loan	16,727,600

Investment management fees payable	230,074

Payable for shares repurchased	3,567

Accrued expenses	496,438

Total Liabilities	17,457,679

Net Assets	$387,629,014

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 9,568,105 shares issued and outstanding)	$95,681

Paid-in-capital in excess of par	303,546,934

Dividends in excess of net investment income	(3,058,113)

Accumulated net realized loss	(20,594,114)

Net unrealized appreciation of investments and foreign currency transactions	107,638,626

Net Assets	$387,629,014

Net Asset Value Per Share	$40.51

8	The Korea Fund, Inc. Annual Report	06.30.12	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

Year ended June 30, 2012

Investment Income:

Dividends (net of foreign withholding taxes of $664,720)	$3,363,888

Securities lending income, including income from invested cash collateral (net of rebates)	194,258

Interest	102,761

Total Investment Income	3,660,907

Expenses:

Investment management fees	3,265,622

Custodian fees	546,033

Directors’ fees and expenses	354,630

Legal fees	219,225

Insurance expense	187,343

Audit and tax services	125,808

Stockholder communications	91,296

Accounting agent fees	63,263

Transfer agent fees	27,339

New York Stock Exchange listing fees	23,576

Miscellaneous	33,381

Total Expenses	4,937,516

Net Investment Loss	(1,276,609)

Realized and Change in Unrealized Gain (Loss):

Net realized loss on:

Investments	(20,194,053)

Foreign currency transactions	(1,314,604)

Net change in unrealized appreciation/depreciation of:

Investments	(65,904,649)

Foreign currency transactions	(34,453)

Contingent loss for securities lending	830,183

Net realized and change in unrealized gain/loss on investments, foreign currency transactions and contingent loss for securities lending	(86,617,576)

Net Decrease in Net Assets Resulting from Investment Operations	$(87,894,185)

See accompanying Notes to Financial Statements	06.30.12	The Korea Fund, Inc. Annual Report	9

The Korea Fund, Inc. Statement of Changes in Net Assets

	Year ended June 30, 2012	Year ended June 30, 2011

Investment Operations:

Net investment income (loss)	$(1,276,609)	$94,027

Net realized gain (loss) on investments and foreign currency transactions	(21,508,657)	93,482,402

Net change in unrealized appreciation/depreciation of investments, foreign currency transactions and contingent loss for securities lending	(65,108,919)	72,241,556

Net increase (decrease) in net assets resulting from investment operations	(87,894,185)	165,817,985

Dividends and Distributions to Stockholders from:

Net investment income	—	(3,061,673)

Net realized gains	(53,943,430)	—

Total dividends and distributions to stockholders	(53,943,430)	(3,061,673)

Common Stock Transactions:

Cost of shares repurchased	(19,621,952)	(7,032,598)

Total increase (decrease) in net assets	(161,459,567)	155,723,714

Net Assets:

Beginning of year	549,088,581	393,364,867

End of year (including dividends in excess of net investment income of $(3,058,113) and $(968,278), respectively)	$387,629,014	$549,088,581

Shares Activity:

Shares outstanding, beginning of year	10,057,977	10,205,577

Shares repurchased	(489,872)	(147,600)

Shares outstanding, end of the year	9,568,105	10,057,977

10	The Korea Fund, Inc. Annual Report	06.30.12	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2012

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund has authorized 200 million shares of common stock with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Fund’s management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund is currently evaluating the effect that the guidance may have on its financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements.

06.30.12	The Korea Fund, Inc. Annual Report	11

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2012 (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at June 30, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/12
Investments in Securities—Assets
Common Stock:
Tobacco	$5,932,665	—	—	$5,932,665
All Other	—	$371,467,915	—	371,467,915
Short-Term Investments	—	17,480,758	—	17,480,758

Total Investments	$5,932,665	$388,948,673	—	$394,881,338

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2012.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period

12	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2012 (continued)

1. Organization and Significant Accounting Policies (continued)

ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at June 30, 2012. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations.

Certain of the Fund’s holdings may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

06.30.12	The Korea Fund, Inc. Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2012 (continued)

1. Organization and Significant Accounting Policies (continued)

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At June 30, 2012, the Korean Won/U.S. $ exchange rate was WON 1,145.35 to U.S. $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves Fund (“CR”) at September 12, 2008, the Fund was subject to losses on investments in certain Lehman Brothers securities held in CR. The Fund entered into an Individual Investor Agreement with the Bank of New York Mellon, pursuant to which the Fund agreed to transfer certain Lehman securities held in CR in exchange for 80% of the initial principal balance of the Lehman securities subject to certain conditions. During the year ended June 30, 2012, the Fund realized a loss of $224,789 which represents 20% of the initial principal balance of the Lehman securities.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

14	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2012 (continued)

2. Principal Risks (continued)

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, RCM Asia Pacific Limited (the “Sub-Adviser”), an affiliate of RCM Capital Management LLC (the “Investment Manager”), seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Adviser/Sub-Administrator

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the year ended June 30, 2012, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, the Sub-Adviser and Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to manage the Fund’s investments and provide administrative services to the Fund, respectively. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

4. Investments in Securities

For the year ended June 30, 2012, purchases and sales of investments, other than short-term securities, were $187,492,215 and $259,319,435, respectively.

5. Income Tax Information

The tax character of dividends and distributions paid was:

Year ended June 30, 2012		Year ended June 30, 2011
Ordinary Income*	Long-Term Capital Gains	Ordinary Income
$9,416,886	$44,526,544	$3,061,673

*Comprised	entirely of short-term capital gains.

At June 30, 2012, there were no distributable earnings.

In accordance with U.S. Treasury regulations, the Fund elected to defer Post-October short-term capital losses of $19,388,948 arising after October 31, 2011 and late year ordinary losses of $2,089,835 related to specified losses arising after October 31, 2011 and other ordinary losses arising after December 31, 2011.

For the year ended June 30, 2012, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions and net operating losses. These adjustments were to increase dividends in excess of net investment income by $813,226, decrease accumulated net realized loss by $1,314,605 and decrease paid-in-capital in excess of par by $501,379.

At June 30, 2012, the cost basis of portfolio securities for federal income tax purposes was $289,553,039. Gross unrealized appreciation was $123,920,186, gross unrealized depreciation was $18,591,887 and net unrealized appreciation was $105,328,299. The difference between book and tax cost basis was attributable to wash sale loss deferrals and mark-to-market gain on Passive Foreign Investment Companies.

06.30.12	The Korea Fund, Inc. Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2012 (continued)

6. Discount Management Program

On October 31, 2011, the Fund announced a new share repurchase program that commenced on November 1, 2011 under which the Fund repurchases its common stock in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from net asset value the prior day and there is a daily average discount of 8% or more from net asset value over the 5-day period ending the prior day. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. In addition, on a day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common stock outstanding as of October 31 the prior year. The new repurchase program replaced the Fund’s share repurchase program announced in March 2010, under which the Fund was authorized to repurchase from time to time in the open market up to 5% of its common stock outstanding as of February 22, 2010.

For the year ended June 30, 2012, the Fund repurchased 489,872 shares of its common stock on the open market at a total cost, inclusive of commissions, of $19,621,952 at a per-share weighted average discount to net asset value of approximately 8.57%. For the year ended June 30, 2011, the Fund repurchased 147,600 shares of its common stock on the open market at a total cost, inclusive of commissions, of $7,032,598 at a per-share weighted average discount to net asset value of approximately 10.13%.

7. Reverse Stock Split

On December 10, 2008, the Fund declared a reverse stock split on a 1-for-10 basis. Each Fund stockholder of record on December 22, 2008 received one share of the Fund with a net asset value of $126.18 per share for every ten shares of the Fund with a net asset value of $12.62 per share. All prior year per share information in the Financial Highlights was previously restated to reflect the reverse stock split. The reverse stock split had no impact on total investment return, net assets, ratios or portfolio turnover rates presented in the Financial Highlights.

8. Fund Shares Issued

On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. All prior year per share information in the Financial Highlights was previously restated to reflect the Fund shares issued. The Fund shares issued had no impact on the total return, net assets, ratios or portfolio turnover presented in the Financial Highlights. Net asset value total return for periods that include December 2008 and January 2009 has been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s net asset value at the close of business on the Pricing Date. In addition, the Fund adjusted its net asset value on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Fund Ownership

At June 30, 2012, the City of London Investment Group PLC and Lazard Asset Management LLC held approximately 31% and 12%, respectively, of the Fund’s outstanding shares.

10. Subsequent Events

There were no subsequent events that require recognition or disclosure. In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

16	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each year:

	Year ended June 30,
	2012	2011	2010	2009		2008*
Net asset value, beginning of year	$54.59	$38.54	$29.41	$53.03		$99.38
Investment Operations:
Net investment income (loss)	(0.14)	0.01	0.02	0.07	(1)	0.26 (1)
Net realized and change in unrealized gain/loss on investments, redemptions-in-kind, contingent loss for securities lending and foreign currency transactions	(8.72)	16.29	9.01	(19.47)		(5.11)
Total from investment operations	(8.86)	16.30	9.03	(19.40)		(4.85)
Dividends and Distributions to Stockholders from:
Net investment income	—	(0.30)	—	—		(0.40)
Net realized gains	(5.45)	—	—	(21.08)		(40.24)
Total dividends and distributions to stockholders	(5.45)	(0.30)	—	(21.08)		(40.64)
Common Stock Transactions:
Accretion (dilution) to net asset value resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	0.23	0.05	0.10	16.86		(0.86)
Net asset value, end of year	$40.51	$54.59	$38.54	$29.41		$53.03
Market price, end of year	$36.56	$49.27	$34.74	$27.43		$49.89
Total Return: (2)
Net asset value	(15.25)%	42.52%	31.04%	(35.13	)%(3)	(14.69)%
Market price	(15.59)%	42.75%	26.65%	(34.43)%		(9.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$387,629	$549,089	$393,365	$307,208		$553,907
Ratio of expenses to average net assets	1.12%	1.10%	1.19%	1.43%		1.06%
Ratio of net investment income (loss) to average net assets	(0.29)%	0.02%	0.05%	0.23%		0.31%
Portfolio turnover rate	43%	83%	89%	80%		38%

*	Adjusted for 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).
(1)	Calculated on average shares outstanding.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares.
(3)	See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	06.30.12	The Korea Fund, Inc. Annual Report	17

The Korea Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2012

18	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Tax Information/Stockholder Meeting Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders as to the federal tax status of dividends and distributions received by stockholders during such tax year.

During the year ended June 30, 2012, the Fund distributed 15% long-term capital gains in the amount of $44,526,544.

Qualified Dividend Income

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 46% of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended June 30, 2012 as qualified dividend income.

Foreign Tax Credit

The Fund elected to pass through the credit for taxes paid to foreign countries. The gross foreign income and foreign tax paid during the fiscal year ended June 30, 2012 of $4,028,608 ($0.410188 per share) and $664,720 ($0.067681 per share), respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, stockholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2012. The amount that will be reported will be the amount to use on your 2012 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2012. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 26, 2011. Stockholders voted as indicated below:

	Affirmative	Against	Withheld Authority
Re-election of Kesop Yun — Class II to serve until 2014	3,944,828*	3,974,735	6,199

*	Kesop Yun did not receive the required affirmative votes of a majority of the shares present at the annual meeting and, as a result, no Class II Director was elected at the meeting. Under Maryland law, Kesop Yun will continue to serve as a holdover Director until the 2012 annual meeting.

Messrs. Ronaldo A. da Frota Nogueira, Julian Reid, Christopher Russell and Richard A. Silver continue to serve as Directors of the Fund.

06.30.12	The Korea Fund, Inc. Annual Report	19

The Korea Fund, Inc. Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

20	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through BNY Mellon (the “Plan Agent”). The Plan Agent also provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Plan Agent at (800) 254-5197.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the “Valuation Date”) equals or exceeds net asset value per share on that date, the Fund will issue (i) shares of the Fund’s common stock that are issued but not outstanding (“Treasury Stock”) to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the Fund’s common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant’s pro rata share of brokerage commissions) to buy Fund shares in the open market for the participants’ account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

06.30.12	The Korea Fund, Inc. Annual Report	21

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent’s fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days’ written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s stockholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

It is expected that the transfer agent of the Fund will change to American Stock Transfer & Trust Company, LLC from BNY Mellon on September 17, 2012. In connection with this change, the Board of Directors adopted a revised Dividend Reinvestment Plan, which is posted on the Fund’s website at www.thekoreafund.com.

22	The Korea Fund, Inc. Annual Report	06.30.12

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/
Directorships Held by Director; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 555 Mission Street, San Francisco, CA 94105.

Julian Reid Date of Birth: 7/8/44 Chairman of the Board of Directors since: 2005 Director since: 2004 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Director of the Saffron Fund, Inc.; Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of Prosperity Vaskhod Fund Ltd. (since 2006); Director and Chairman of 3a Funds Group (since 1998); formerly Director (since 2008) and Chairman (since 2009) of ASA Ltd.

Ronaldo A. da Frota Nogueira Date of Birth: 7/31/38 Director since: 2000 Director of 1 fund in Fund Complex; Director of no funds outside of Fund Complex	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher), and Chairman, Sovereign High Yield Investment Company Ltd.; Formerly, Chairman of the Certification Committee and Director, APIMEC National (Brazilian Association of Investment Professionals and Analysts) (until 2009); Member, Board of Association of Certified International Investment Analysts (ACIIA) (until 2009).

Christopher Russell Date of Birth: 1/8/49 Director since: 2004 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Director of Enhanced Index Funds pcc (since 2002); Director of Salters Management Company Ltd. (charitable endowment) (since 2003); Director of JP Morgan Japan Smaller Companies Investment Trust plc (since 2006); Director of Hanseatic Asset Management LBG (asset management company) (since 2008); Director of The Association of Investment Companies Ltd. (trade body representing UK investment companies) (since 2009); Director of Schroders C.I. Ltd. (private bank) (since 2009); Director of F&C Commercial Property Trust Ltd., (UK commercial property investment co.) (since 2009); Director of HICL Infrastructure Company Ltd. (fund of infrastructure investments) (since 2010); Director of Macau Property Opportunities Fund Ltd. (since 2012); Formerly, Director of Candover Investments plc (private equity) (2004-2010) and Director of Castle Asia Alternative pcc Ltd. (fund of Asian hedge funds) (2009-2011).

Richard A. Silver Date of Birth: 1/10/47 Director since: 2006 Director of 1 fund in Fund Complex Director of no funds outside of Fund complex	Retired.

Kesop Yun Date of Birth: 5/20/45 Director since: 1999 and (1984-1988) Director of 1 fund in Fund Complex Director of no funds outside of Fund complex	Professor Emeritus, College of Business Administration, Seoul National University, Seoul, Korea; and Chairman of the Steering Committee, Korea Investment Corporation.

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or if not re-elected, until his or her successor is elected and has qualified.

06.30.12	The Korea Fund, Inc. Annual Report	23

The Korea Fund, Inc. Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Christian W. Pachtner Date of Birth: 1/23/68 President & Chief Executive Officer since: 2012	Managing Committee Member, Managing Director and Head of Client Relationships and International Business Development of RCM Capital Management LLC.

Brian S. Shlissel Date of Birth: 11/14/64 Treasurer, Principal Financial & Accounting Officer since: 2007	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 49 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2007	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors of U.S. LLC; Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Assistant Treasurer since: 2007	Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 79 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 79 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007	Senior Vice President, Chief Compliance Officer and Deputy Chief U.S. Compliance of Allianz Global Investors U.S. LLC.; Chief Compliance Officer of 79 funds in the Fund Complex and of the Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Vice President, Allianz Global Investors U.S. LLC.; Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

24	The Korea Fund, Inc. Annual Report	06.30.12

Directors	Officers
Julian Reid Chairman of the Board of Directors Ronaldo A. da Frota Nogueira Christopher Russell Richard A. Silver Kesop Yun

Christian W. Pachtner
President & Chief Executive Officer

Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Secretary & Chief Legal Officer

Lawrence G. Altadonna
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Sub-Adviser

RCM Asia Pacific Limited

21st Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

Sub-Administrator

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612AR_063012

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Richard A. Silver and Mr. Kesop Yun members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $92,000 in 2011 and $106,100 in 2012.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2011 and $0 in 2012. These services may consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $19,500 in 2011 and $14,250 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

The Korea Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence.

All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $3,234,725 and the 2012 Reporting Period was $4,443,671.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Ronaldo A. da Frota Nogueira, Christopher Russell, Richard Silver and Kesop Yun.

ITEM 6.	INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

THE KOREA FUND, INC. (the “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of the shareholders as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to RCM Capital Management LLC (“RCM”), which in turn, delegates such responsibility to RCM Asia Pacific Limited (“RCM AP”), the sub-adviser for the Fund. The Proxy Voting Policy Summary for RCM is attached as Appendix A hereto. A summary of the detailed proxy voting policy for RCM AP is set forth in Appendix B attached hereto, which may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	RCM and RCM AP shall vote proxies in accordance with proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and RCM AP shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Korea Fund promptly after the adoption or amendment of any such policies.

5.	RCM and RCM AP shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy statement, the Proxy Voting Policy Summary of RCM, a summary of the detailed proxy voting policy of RCM AP, and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, is available (i) without charge, upon request, by calling 1-800-331-1710; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of RCM and a summary of the detailed proxy voting policy of RCM AP shall also be included in the Fund’s Registration Statement or Form N-CSR filings.

Appendix A

RCM CAPITAL MANAGEMENT LLC (“RCM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of RCM that proxies should be voted in the interest of the shareholders of the fund, as determined by those who are in the best position to make this determination. RCM believes that the firms and/or persons purchasing and selling securities for the fund and analyzing the performance of the fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, RCM’s policy shall be to delegate proxy voting responsibility to those entities with direct portfolio management responsibility for the fund.

2.	RCM delegates the responsibility for voting proxies to the sub-adviser, RCM AP, for the fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with its proxy voting policy and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and the sub-adviser of the fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the fund’s board or chief compliance officer.

6.	This Proxy Voting Policy Summary and a summary of the proxy voting policy of RCM AP, and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30is available (i) without charge, upon request, by calling 1-800-331-1710; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summary of the detailed proxy voting policies of the sub-adviser and each other entity with proxy voting authority for a fund advised by RCM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

RCM ASIA PACIFIC LIMITED

DESCRIPTION OF PROXY POLICY VOTING PROCEDURES

Policy Statement

This Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of RCM AP clients. Each proxy is voted on an individual basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. RCM AP, as part of its authority to manage, acquire, and dispose of account assets (unless the client explicitly reserves that authority for itself or certain national laws provide otherwise) has further delegated its fiduciary duty to vote proxies to the Proxy Specialist in consultation with the following committees:

•	the Asia Pacific Proxy Voting Committee

•	Global Proxy Voting Committee

RCM AP has ascertained that each Proxy Voting Committee acts in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general minimum standards for proxy voting and is followed where RCM AP has the authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

RCM AP may abstain from voting a client proxy under the following circumstances and certain other circumstances as described in the procedures, for example in cases:

•	When the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.

Policy Standards

If a conflict of interest arises, votes are only cast in the best interest of the client, regardless of the situation. In addition, RCM AP:

•	Is responsible for conducting and providing oversight of the proxy voting decision to ensure that voting is done in accordance with the Guidelines;

•	Must clearly establish its obligation to vote in the advisory contract with the client or by other means;

•	Discloses a summary of the proxy voting policy;

•

Maintains (either itself or through access any Proxy Voting Committee) books and records of proxy voting materials, including written policies and procedures, proxy voting client statements, voting decisions and client requests; and

•	Provides clients access to their voting records upon request.

Procedures

As RCM AP has outsourced the facilitation of proxy voting, the following describes the standards and procedures applied in the proxy voting process.

The voting of all proxies is conducted in accordance with the RCM Global Proxy Guidelines. The Guidelines are approved and adopted in consultation with a Proxy Committee (which may consist of Analysts, Portfolio Managers, a Proxy Specialist/Officer, and Legal/Compliance Personnel). After an initial review of the proxy statement, third-party proxy research provided by Institutional Shareholder Services, Inc. (“ISS”), and other relevant material, a vote decision is made in accordance with the local Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, a Proxy Specialist/Officer will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be considered a “Conflict” and will be documented for discussion in the regional Proxy Committee.

A third-party proxy voting service, ISS is retained to assist in processing proxy votes in accordance with vote decisions. ISS is responsible for notifying all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. The Proxy Voting Specialist/Officer keeps proxy materials used in the vote process on site for at least one year. Thereafter, the materials will be kept in accordance with documentation retention policy.

Resolving Conflicts of Interest

RCM AP and each voting affiliate may have conflicts that can affect how it votes its clients’ proxies. For example, one entity may manage a pension plan whose management is sponsoring a proxy proposal. That entity may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, they may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, no vote cast for one client’s account may be voted by designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, each local office’s Proxy Committee shall be responsible for addressing how their entities resolve conflicts with the Guidelines and have them documented to maintain an accurate audit trail. All discrepancies to the recommendations set by the Guidelines, are reported back to the Global Proxy Voting Committee, which will review conflicts across regions and where appropriate provide guidance to regions.

Cost-Benefit Analysis Involving Voting Proxies

Each Proxy Committee shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost- benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the proxy committee may refrain from voting a proxy on behalf of the clients’ accounts.

In addition, RCM AP may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM AP’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1)

As of August 30, 2012, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):

Sang Won Kim

Portfolio Manager

Mr. Kim was the co-portfolio manager of the Fund with Mr. Raymond Chan since 2007 and became the lead portfolio manager since 2008. Mr. Kim joined as a portfolio manager to manage dedicated Korean equity portfolios. Mr. Kim was previously an Investment Analyst in the Asia ex Japan Equity Research team of Schroder Investment Management before relocating to Hong Kong from Seoul. Prior to joining the group, he spent 2 years with Samsung Securities as an Equity Research Analyst covering Korean non-life insurers and securities brokers. In his early career, he was a management consultant advising on Korean companies’ strategic issues. Mr. Kim has over 15 years working experience in researching and analysing companies in South Korea. He graduated from Kellogg School of Management of Northwestern University with an MBA in Finance and Accounting and obtained his Bachelor’s degree in Business Administration from Yonsei University.

Raymond Chan, CFA

Chief Investment Officer, Asia Pacific

Mr. Chan is responsible for all investment professionals in Asia ex-Japan, reporting to the Global Chief Investment Officer in London, and is the Chairman of the Global Balanced Investment Committee and the Regional Portfolio Management Group in Hong Kong. Mr. Chan has overall responsibility for the investment process and performance and is a full member of the Global Equity Team. He has 22 years of portfolio management experience in the region and is the lead manager for RCM’s Core Regional (Asia Pacific ex-Japan equity) products. Prior to joining the Group, Mr. Chan was Associate Director and Head of Greater China team with Barclays Global Investors in Hong Kong, where he specialised in Hong Kong, China and Taiwan stock markets and managed single country and regional portfolios. Raymond’s Hong Kong Fund at Barclays was ranked no. 1 offshore fund in 1997. He is a CFA charterholder and holds an M.A. in Finance and Investment from the University of Exeter and a B.A. (Hons.) in Economics from the University of Durham, UK.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of June 30, 2012. The advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Sang Won Kim		0	0	2	158	0	0
Raymond Chan		0	0	6	528	4	977

Potential conflicts of interests have been broadly categorised into the following groups: (1) conflicts that may arise from being part of the Allianz Group, each group-company potentially pursuing interests in competition of other group companies; (2) conflicts that may arise among and between the various customers serviced through us and (3) conflicts between the interest of the customers and the interests of the company or its staff.

Policies have been devised and implemented for the potential conflict of interest identified and form part of the policies and procedures applied on a group-wide basis, as well as in the local code of ethics and the so-called “Management Instructions” (the latter describes in detail the standards and procedures applicable). Where there is a risk of conflict of interest in light of the policies and procedures, Compliance is involved to ensure a fair and equitable handling of the issues presented.

Policies and procedures are based on reviews of national and international regulatory requirements as well as standards of the industry and seek to achieve best-practice results. Internal processes are constantly reviewed and tested for adequacy and compliance with these policies.

Compliance policies are delivered to every new employee upon entering the company. An acknowledgement of receipt is required from each entering staff member. Policies are further made available on the company’s intranet site and are communicated to all staff members in informational sessions that are mandatory for each staff member on an annual basis. Attendance is recorded.

Chinese walled business activities are located in physically separate areas. Employees of walled business activities should not enter business areas other than their own except for legitimate work or company related purposes and should not seek to obtain information from a walled area except on a legitimate “need to know” basis.

The Compliance department has implemented a wide variety of procedures designed to ensure that conflicts of interests are handled adequately.

(a) (3)

As of June 30, 2012, the following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:

RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. Our compensation structure reflects our belief that investment professionals are a key element of our company’s success in meeting clients’ objectives.

The primary components of our compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA). We strive to provide our people with a competitive overall package in which we conduct ongoing research to ensure that each component, as well as total compensation, is ahead of or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of our business.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.

Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (50% in the 1st year, 25% in the 2nd year and 25% in the 3rd year) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. Our regional CIOs as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.

The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between our clients, senior professionals, and our corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors, our parent. LTIPA is awarded annually – for senior professionals it typically amounts to between 20-30% of total compensation - and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows RCM to emphasize the longer term nature of many of the projects critical for us to deliver results on a sustainable basis. We view this as very competitive and similar in nature to ownership, yet our employees do not need a liquidity event to realize large gains in value.

Bonus is paid out by the completion of the performance appraisal process and we do not lock-up any part of the bonus.

(a) (4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2012.

The Korea Fund, Inc.

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Sang Won Kim	None
Raymond Chan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2011	28,800	50.16	[1]	28,800	[2]	105,438	[2]
August 1-31, 2011	42,100	44.37	[1]	42,100	[2]	63,338	[2]
September 1-30, 2011	0	0		0		63,338	[2]
October 1-31, 2011	11,700	36.41	[1]	11,700	[2]	51,638	[2]
November 1-30, 2011	34,100	41.78	[1]	34,100	[2]	963,438	[2]
December 1-31, 2011	52,400	40.73	[1]	52,400	[2]	911,038	[2]
January 1-31, 2012	167,250	37.34	[1]	167,250	[2]	743,788	[2]
February 1-29, 2012	65,700	40.26	[1]	65,700	[2]	678,088	[2]
March 1-31, 2012	13,900	40.22	[1]	13,900	[2]	664,188	[2]
April 1-30, 2012	40,353	39.86	[1]	40,353	[2]	623,835	[2]
May 1-31, 2012	12,200	39.07	[1]	12,200	[2]	611,635	[2]
June 1-30, 2012	21,369	36.30	[1]	21,369	[2]	590,266	[2]

Totals	489,872			489,872

[1]	Subject to a repurchase fee of up to 3% of net asset value per share.
[2]

In March 2010, pursuant to the Discount Management Program previously adopted by the Fund’s Board of Directors, the Fund instituted a share repurchase program. The program allowed the Fund to repurchase in the open market up to 5% of its common stock outstanding as of February 22, 2010. Fund shares are repurchased at a discount to net asset value in accordance with procedures approved by the Board of Directors and its Discount Management Committee. On October 31, 2011 the Fund announced a new share repurchase program commencing November 1, 2011. Under the new program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common shares outstanding as of October 31 the prior year.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Korea Fund, Inc.

By:	/s/ Christian W. Pachtner
President & Chief Executive Officer

Date:	August 29, 2012

By:	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Date:	August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christian W. Pachtner
President & Chief Executive Officer

Date:	August 29, 2012

By:	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Date:	August 29, 2012